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                                                                    EXHIBIT 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of PolyMedica Corporation ("PolyMedica") for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Samuel L. Shanaman, Chairman and Chief Executive Officer, and Fred
H. Croninger III, Chief Financial Officer of PolyMedica, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PolyMedica.

                                           /s/ Samuel L. Shanaman
                                           ----------------------
Dated:   February 13, 2004                 Samuel L. Shanaman
                                           Chairman of the Board and Chief
                                           Executive Officer


                                           /s/ Fred H. Croninger III.
                                           --------------------------
Dated:   February 13, 2004                 Fred H. Croninger III.
                                           Chief Financial Officer